Exhibit J
Shareholdings & Capitalization
Page 1

Amounts shown in Omani Rials
One Omani Rial = $2.60 USD

	Omagine LLC / Omagine SAOC										Share		Debt Due to
							Total		Share		Premium		Omagine Inc.
		Shares		Investment	% Ownership		Capital		Capital		Reserve		Pre-Org Expense
A.	Existing Omagine LLC:
	Omagine Inc.	190,000	ر.ع	19,000	95.0%	ر.ع	19,000	ر.ع	19,000	ر.ع	-	ر.ع	176,750
	Journey of Light, Inc.	10,000	ر.ع	1,000	5.0%	ر.ع	1,000	ر.ع	1,000	ر.ع	-
	Total	200,000	ر.ع	20,000	100.0%	ر.ع	20,000	ر.ع	20,000	ر.ع	-

B.	Before D.A. Execution Date.
	Initial New Shareholder Subscriptions:

						Capital
		Shares		Investment		Increase

	Omagine Inc.	557,500	ر.ع	55,750	ر.ع	55,750
	OITP Fund	300,000	ر.ع	30,000	ر.ع	30,000
	Al-Mabkharah LLC	75,000	ر.ع	7,500	ر.ع	7,500
	Royal Court Affairs	187,500	ر.ع	18,750	ر.ع	18,750
	CCIC	180,000	ر.ع	18,000	ر.ع	18,000
	Sub-Total	1,300,000	ر.ع	130,000	ر.ع	130,000

							Share		Debt Due to
			Total		Share		Premium		Omagine Inc.
Company Totals:	Shares	% Ownership	Capital		Capital		Reserve		Pre-Org Expense

Omagine Inc.	757,500	50.5%	ر.ع	75,750	ر.ع	75,750	ر.ع	-	ر.ع	176,750
OITP Fund	300,000	20.0%	ر.ع	30,000	ر.ع	30,000	ر.ع	-
Al-Mabkharah LLC	75,000	5.0%	ر.ع	7,500	ر.ع	7,500	ر.ع	-
Royal Court Affairs	187,500	12.5%	ر.ع	18,750	ر.ع	18,750	ر.ع	-
CCIC	180,000	12.0%	ر.ع	18,000	ر.ع	18,000	ر.ع	-
Total	1,500,000	100.0%	ر.ع	150,000	ر.ع	150,000	ر.ع	-

C.	After D.A. Execution Date / Before Closing Date. Fund 75% of Convertible Promissory Notes:

		100% of		75% of		25% of			Debt Due to
Note Subscriber:		Note Amount		Note Amount		Note Amount			Shareholders
							Omagine Inc.	ر.ع	176,750
OITP Fund	ر.ع	12,255,000	ر.ع	9,191,250	ر.ع	3,063,750	OITP Fund	ر.ع	9,191,250
Al-Mabkharah LLC	ر.ع	2,063,750	ر.ع	2,297,812	ر.ع	765,938	Al-Mabkharah LLC	ر.ع	2,297,812
Royal Court Affairs	ر.ع	7,659,375	ر.ع	5,744,531	ر.ع	1,914,844	Royal Court Affairs	ر.ع	5,744,531
Total	ر.ع	22,978,125	ر.ع	17,233,593	ر.ع	5,744,532		ر.ع	17,410,343

Funding Schedule for 75% of Notes principal value.
Assumed to be a six month period beginning on the first day of the month after the D.A. Execution Date:

	Month 1		Month 2		Month 3		Month 4		Month 5		Month 6		Total
OITP Fund	ر.ع	1,531,875	ر.ع	1,531,875	ر.ع	1,531,875	ر.ع	1,531,875	ر.ع	1,531,875	ر.ع	1,531,875	ر.ع	9,191,250
Al-Mabkharah LLC	ر.ع	382,968	ر.ع	382,968	ر.ع	382,968	ر.ع	382,968	ر.ع	382,968	ر.ع	382,972	ر.ع	2,297,812
Royal Court Affairs	ر.ع	957,421	ر.ع	957,421	ر.ع	957,421	ر.ع	957,421	ر.ع	957,421	ر.ع	957,426	ر.ع	5,744,531
Total	ر.ع	2,872,264	ر.ع	2,872,264	ر.ع	2,872,264	ر.ع	2,872,264	ر.ع	2,872,264	ر.ع	2,872,273	ر.ع	17,233,593

Exhibit J
Shareholdings & Capitalization

Amounts shown in Omani Rials
One Omani Rial = $2.60 USD

D.	After D.A. Execution Date / Before Financing Agreement Date Omagine Inc. re-invests debt payment:

	Shares	Investment		Capital Increase

Omagine Inc.	1,767,500	ر.ع	176,750	176,750
Sub-Total	1,767,500	ر.ع	176,750	ر.ع	176,750

Company Totals:	Shares		Total Capital		Share Capital		Share Premium Reserve		Debt Due to Shareholders
Omagine Inc.	ر.ع.	2,525,000	ر.ع	522,500	ر.ع	252,500	ر.ع	-	ر.ع	-
OITP Fund	ر.ع.	300,000	ر.ع	30,000	ر.ع	30,000	ر.ع	-	ر.ع	9,191,250
Al-Mabkharah LLC	ر.ع.	75,000	ر.ع	7,500	ر.ع	7,500	ر.ع	-	ر.ع	2,297,812
Royal Court Affairs	ر.ع.	187,500	ر.ع	18,750	ر.ع	18,750	ر.ع	-	ر.ع	5,744,531
CCIC	ر.ع.	180,000	ر.ع	18,000	ر.ع	18,000	ر.ع	-	ر.ع	-
Total		3,267,500	ر.ع	326,750	ر.ع	326,750	ر.ع	-	ر.ع	17,233,593

E.	At Closing Date: Fund Final 25% of Notes. CCIC Capital Subscription / Notes Converted to Capital.

								Total
	New				25% of		100% Notes	Capital	Debt Due to
	Shares	Investment			Notes		Investment	Increase	Shareholders
Omagine Inc.									ر.ع	-
OITP Fund	700,000			ر.ع	3,063,750	ر.ع	12,255,000	12,255,000	ر.ع	-
Al-Mabkharah LLC	175,000			ر.ع	765,938	ر.ع	3,063,750	3,063,750	ر.ع	-
Royal Court Affairs	437,500			ر.ع	1,914,844	ر.ع	7,659,375	7,659,375	ر.ع	-
CCIC	420,000	ر.ع	18,992,000					18,992,000	ر.ع	-

Sub-Total	1,732,500	ر.ع	18,992,000			ر.ع	22,978,125	41,970,125	ر.ع	-

				Share		Share Premium		Total Capital	Total Capital
Company Totals:	Shares	% Owned		Capital		Reserve		Omani Rials

Omagine Inc.	2,525,000	50.5%	ر.ع	252,500	ر.ع	-	ر.ع	252,500	$656,500
OITP Fund	1,000,000	20.0%	ر.ع	100,000	ر.ع	12,185,000	ر.ع	12,285,000	$31,941,000
Al-Mabkharah LLC	250,000	5.0%	ر.ع	25,000	ر.ع	3,046,250	ر.ع	3,071,250	$7,985,250
Royal Court Affairs	625,000	12.5%	ر.ع	62,500	ر.ع	7,615,625	ر.ع	7,678,125	$19,963,125
CCIC	600,000	12.0%	ر.ع	60,000	ر.ع	18,950,000	ر.ع	19,010,000	$49,426,000
Total	5,000,000	100.0%	ر.ع	500,000	ر.ع	41,796,875	ر.ع	42,296,875	$109,971,875

Transform to Omagine SAOC
				Share		Share Premium		Total Capital	Total Capital
Company Totals:	Shares	% Owned		Capital		Reserve		Omani Rials

Omagine Inc.	2,525,000	50.5%	ر.ع	252,500	ر.ع	-	ر.ع	252,500	$656,500
OITP Fund	1,000,000	20.0%	ر.ع	100,000	ر.ع	12,185,000	ر.ع	12,285,000	$31,941,000
Al-Mabkharah LLC	250,000	5.0%	ر.ع	25,000	ر.ع	3,046,250	ر.ع	3,071,250	$7,985,250
Royal Court Affairs	625,000	12.5%	ر.ع	62,500	ر.ع	7,615,625	ر.ع	7,678,125	$19,963,125
CCIC	600,000	12.0%	ر.ع	60,000	ر.ع	18,950,000	ر.ع	19,010,000	$49,426,000
Total	5,000,000	100.0%	ر.ع	500,000	ر.ع	41,796,875	ر.ع	42,296,875	$109,971,875